SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                       of the Securities Exchange Act 1934

Check the appropriate box:

     [ ]  Preliminary Information Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [X]  Definitive Information Statement



                           REPLACEMENT FINANCIAL, INC.
                        -------------------------------
                (Name of Registrant as Specified in Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          N/A

     2)   Aggregate number of securities to which transaction applies: N/A

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     4)   Proposed maximum aggregate value of transaction: N/A

     5)   Total fee paid: N/A

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

     1)  Amount Previously Paid: $0
     2)  Form, Schedule or Registration Statement No.: N/A
     3)  Filing Party: N/A
     4)  Date Filed: N/A






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                          REPLACEMENT FINANCIAL, INC.
                            6314 KING VALLEY DRIVE
                         WEST VALLEY CITY, UTAH 84128


                            -----------------------
                             INFORMATION STATEMENT
                            -----------------------


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                      YOU ARE REQUESTED NOT TO SEND A PROXY


        --------------------------------------------------------------
        -    NOTICE OF SHAREHOLDERS CONSENT TO CHANGE THE NAME OF    -
        -                 REPLACEMENT FINANCIAL, INC.                -
        -                              TO                            -
        -                      TK ORIGINALS, INC.                    -
        --------------------------------------------------------------



                                  INTRODUCTION
                 -----------------------------------------------

     Replacement Financial, Inc. ("the Company") is providing this
Information Statement to all shareholders of its par value $0.001 common stock ("Common Stock") as notification that on June 30, 2000 the holders of a majority of the Company's outstanding Common Stock have consented to change the Company's name from Replacement Financial, Inc. ("Replacement") to TK Originals, Inc. ("TK Originals").

     Of the 23,000,000 Common Stock shares issued and outstanding and entitled to vote by written consent on that date, a shareholder owning 20,000,000 shares, or approximately 87% of the outstanding Common Stock, consented to this name change by written consent taken without a meeting pursuant to Section 78.320 of the Nevada Revised Statutes.

     On July 25, 2000, the Company is sending this Information Statement to all shareholders of record as of June 30, 2000. The name change shall be effective August 14, 2000.

     This Information Statement is also being provided to all shareholders as notification that on June 10, 2000 the majority shareholders of the Company appointed Tracy Hernandez as a director and chairman of the board and as president, secretary and treasurer of the Company. Immediately after such appointments, Brian Ortega and Kari Cunningham resigned from all of their positions as directors and officers of the Company. The Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (SEC) on June 15, 2000 regarding this matter.






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                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT
                  -----------------------------------------------

     The record date for this Information Statement is June 30, 2000. The following table sets forth certain information concerning ownership of the Company's Common Stock as of June 30, 2000. The table discloses each entity the Company knows to beneficially own more than five percent (5%) of its Common Stock. The table also shows the stock holdings of the Company's directors, as the well as the shares held by its directors and executive officers as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided.

                              AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER      BENEFICIAL OWNER (1)     PERCENT OF CLASS
------------------------      --------------------     ----------------

Kari Cunningham                    20,000,000               86.96%
7432 South Carling Circle
Salt Lake City, Utah 84121


Tracy Hernandez                     2,800,000               12.17%
6314 King Valley Drive
West Valley City, Utah 84128


All Executive Officers &
Directors as a Group
(One Person)                        2,800,000               12.17%

------------------------------

(1) The number of shares beneficially owned by the entities above is determined under rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.


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              CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                 -----------------------------------------------

     The Company was incorporated on June 25, 1996 under the laws of the State of Nevada. Nevada law requires that a domestic corporation amend its articles of corporation to reflect a change of corporate name. Therefore, the Company's articles of incorporation will be amended, effective on August 14, 2000, to reflect the change of name from Replacement Financial, Inc. to TK Originals, Inc.


                                CHANGE IN CONTROL
                 -----------------------------------------------

     On June 10, 2000, holders of a majority of the Common Stock voted pursuant to written consent to appoint Tracy Hernandez as a director and chairman of the board and as president, secretary and treasurer of Replacement. Immediately after such appointments, Brian Ortega and Kari Cunningham resigned from all of their positions as directors and officers of the Company.



                        DIRECTORS AND EXECUTIVE OFFICERS
                 -----------------------------------------------

     The directors and executive officers currently serving the Company are as follows:

NAME                     AGE       POSITION HELD              SINCE
-----                    ----      --------------             ------

Tracy Hernandez           37       President, Secretary,      June 10, 2000
                                   Treasurer, Director &
                                   Chairman of the Board

     Tracy Hernandez, age 37, has been President, Secretary, Treasurer, Director and Chairman of the Board since June 10, 2000. Since November 1991, Mrs. Hernandez has been employed at Watson Labs, formerly TheraTech, in Salt Lake City, Utah. Mrs. Hernandez is the Senior Secretary and performs all administrative duties for the Research and Development department. She has held several different positions within the company since her employment. Mrs. Hernandez is not a officer or director of any other company.

     The director named above will serve until the next annual meeting of the Company's stockholders. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions as directed by the board of directors. Currently, none of the Company's officers nor directors have any employment agreement with the Company, nor is any currently contemplated. There is no arrangement or understanding between the directors and officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

     The directors and officers of the Company will devote such time to the Company's affairs on an "as needed" basis. As a result, the actual amount of time which they will devote to the Company's affairs is unknown and is likely to vary substantially from month to month.

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Exclusion of Liability

     The Nevada Corporation Act excludes personal liability for its directors for monetary damages based upon any violation of their fiduciary duties as directors, except as to liability for any breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, acts in violation of the Nevada Corporation Act, or any transaction from which a director receives an improper personal benefit.

     This exclusion of liability does not limit any right which a director may have to be indemnified and does not affect any director's liability under federal or applicable state securities laws.



                 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
                 -----------------------------------------------

     No compensation was awarded to, earned by, or paid to any of the current executive officers of the Company during the three year period ended May 31, 2000.



                         TRANSFER OF STOCK CERTIFICATES
                 -----------------------------------------------

     After August 14, 2000, stockholders may forward their stock certificates to Signature Stock Transfer, Inc., 14675 Midway Road, Suite 221, Addison, Texas 75001; Telephone (972) 788-4193, together with $20 for each stock certificate requested to be issued or transferred for a new stock certificate bearing the new name of the Company and its new Cusip Number and $2 for each stock certificate to be canceled. If stock certificates are being transferred into the same name, no signature guarantee is required; if being transferred to a new name, the stock certificate submitted must be signed and the signature must be guaranteed by a "Medallion Member" bank or broker dealer. A stock power similarly signed and guaranteed will also be acceptable.



BY ORDER OF THE BOARD OF DIRECTORS,


  /s/  Tracy Hernandez
---------------------------------
Tracy Hernandez, President

Salt Lake City, Utah
July 25, 2000
















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